Exhibit 10

AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT

THIS AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT, dated as of July 28, 2005 (this “Amendment”), is by and among ARCH CHEMICALS, INC., a Virginia corporation, ARCH CHEMICALS SPECIALTY PRODUCTS, INC., a Delaware corporation, ARCH TREATMENT TECHNOLOGIES, INC., a Virginia corporation, ARCH WOOD PROTECTION, INC., a Delaware corporation, ARCH PERSONAL CARE PRODUCTS, L.P., a New Jersey limited partnership, and ARCH CHEMICALS RECEIVABLES CORP., a Delaware corporation (“Buyer”), and pertains to the Receivables Sale Agreement among the parties dated as of June 27, 2005 (the “Existing Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Existing Agreement.

BACKGROUND

A. The parties wish to remove Arch Chemicals Specialty Products, Inc. as an Originator under the Existing Agreement, and

B. Buyer is willing to agree to such amendment on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1. Amendments.

1.1. The definition of “Originators” set forth in the preamble to the Existing Agreement is hereby amended to delete Arch Chemicals Specialty Products, Inc., a Delaware corporation, therefrom.

1.2. All other references in the Existing Agreement to Arch Chemicals Specialty Products, Inc. are hereby deleted, the Buyer hereby releases any ownership interest or security interest it may have in any rights to payment acquired from Arch Chemicals Specialty Products, Inc.

2. Representations and Warranties. In order to induce Buyer to enter into this Amendment, each of the remaining Originators hereby represents and warrants to Buyer (and Administrator as its assignee), that (a) the Facility Termination Date has not occurred under the Purchase Agreement; (b) the representations and warranties of such Originator set forth in Article II of the Existing Agreement are true and correct on and as of the date such Receivable came into existence as though made on and as of such date; and (c) no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

3. Conditions Precedent. This Amendment shall become effective as of the date first above written when Administrator (as Buyer’s assignee) shall have received counterparts hereof duly executed by each of the parties hereto and consented to by the Administrator.

4. Continuing Effect. Except as expressly amended above, the Existing Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

5. Binding Effect. This Amendment shall become effective when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6. Expenses. Originators agree to pay all reasonable costs and expenses incurred by Buyer and Administrator (as Buyer’s assignee) in connection with the preparation, execution, delivery, administration and enforcement of, or any breach of this Amendment, including without limitation the reasonable fees and expenses of counsel.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

ARCH CHEMICALS, INC.

By:	/s/ W. Paul Bush
Name:	W. Paul Bush
Title:	Treasurer

ARCH CHEMICALS SPECIALTY PRODUCTS, INC.

By:	/s/ W. Paul Bush
Name:	W. Paul Bush
Title:	Treasurer

ARCH TREATMENT TECHNOLOGIES, INC.

By:	/s/ W. Paul Bush
Name:	W. Paul Bush
Title:	Vice President and Treasurer

ARCH WOOD PROTECTION, INC.

By:	/s/ W. Paul Bush
Name:	W. Paul Bush
Title:	Treasurer

ARCH PERSONAL CARE PRODUCTS, L.P.

By: ARCH PCI, INC., AS GENERAL PARTNER

By:	/s/ W. Paul Bush
Name:	W. Paul Bush
Title:	Treasurer

ARCH CHEMICALS RECEIVABLES CORP.

By:	/s/ W. Paul Bush
Name:	W. Paul Bush
Title:	Vice President and Treasurer

By its signature below, the undersigned hereby consents to the foregoing Amendment:

SUNTRUST CAPITAL MARKETS, INC., AS ADMINISTRATOR

By:	/s/ James R. Bennison
Name:	James R. Bennison
Title:	Managing Director

4